Exhibit 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Charles Fabrikant, as Principal Executive Officer of SEACOR Holdings Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) the accompanying Quarterly Report on Form 10-Q for the period ending September 30, 2015 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: October 27, 2015

/S/ CHARLES FABRIKANT
Charles Fabrikant
Executive Chairman and Chief Executive Officer (Principal Executive Officer)